                           GRANT OF SECURITY INTEREST
                 (TRADEMARKS, COPYRIGHTS, PATENTS AND LICENSES)

                                     -------

         GRANT OF SECURITY INTEREST ("Agreement"), dated December [26], 2000, by CYTOMEDIX, INC., a Delaware corporation (the "Grantor"), in favor of TSENVI, LLC, a Delaware limited liability company, as collateral agent under the terms hereof and in accordance with the Security Agreement referenced below ("Grantee").

         WHEREAS, Grantor and Grantee are parties to a Security Agreement, dated as of the date hereof ("Security Agreement"), pursuant to which Grantee is acting as the collateral agent for the benefit of TSENVI, LLC, a Delaware limited liability company, Bel-Cap Delaware Investments, LLC, a Delaware limited liability company, Bristol Investment Fund, Ltd., Curative Health Services, Inc. (collectively, the "Lenders"); and

         WHEREAS, terms which are capitalized but undefined herein shall have the meanings herein ascribed thereto in the Security Agreement; and

         WHEREAS, the Grantor owns the trademarks (including service marks), trademark applications, trademark registrations and trade names listed on
SCHEDULE 1 hereto, along with any and all (i) renewals thereof, (ii) income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (iii) rights to sue for past, present and future infringements thereof, and (iv) rights corresponding to all of the foregoing throughout the world (all of the foregoing trademarks (including service marks), trademark applications, trademark registrations, trade names, fictitious names, service marks, together with the items described in the foregoing clauses (i) through (iv), are sometimes hereinafter individually and/or collectively referred to as the "Trademarks"); and

         WHEREAS, the Grantor owns the copyrights, copyright applications and copyright registrations listed on SCHEDULE 2 hereto, along with any and all (i) renewals thereof, (ii) income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (iii) rights to sue for past, present and future infringements thereof, and (iv) rights corresponding to all of the foregoing throughout the world (all of the foregoing copyrights and applications, together with the items described in the foregoing clauses (i) through (iv), are sometimes hereinafter individually and/or collectively referred to as the "Copyrights"); and

         WHEREAS, the Grantor owns the patents, patent registrations and patent applications listed on SCHEDULE 3 hereto, along with any and all (i) renewals thereof, (ii) income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (iii) rights to sue for past, present and future infringements thereof, and (iv) rights corresponding to all of the foregoing throughout the world (all of the foregoing patents and applications, together with the items described in the foregoing clauses (i) through (iv), are sometimes hereinafter individually and/or collectively referred to as the "Patents"); and

         WHEREAS, the Grantor is a party to certain license agreements with third parties whether the Grantor is a licensor or licensee under any such license agreement, including, without limitation, the license agreements listed on SCHEDULE 4 hereto, along with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past or future breaches or infringements thereof, (iii) rights to sue for past, present and future breaches or infringements thereof, (iv) rights to sell, prepare for sale or rental, sell, rent, and advertise for sale or rental, all inventory now or hereafter owned by the Grantor and now or hereafter covered by such licenses, and (v) rights corresponding to all of the foregoing (all of the foregoing licenses together with the items described in the foregoing clauses (i) through (v) are sometimes hereinafter individually and/or collectively referred to as the "Licenses"); and

         WHEREAS, the Grantor has agreed to grant to the Grantee (ratably for the benefit of the Lenders), a first priority security interest (subject only to Permitted Liens) in substantially all of its assets to secure the payment of obligations owing by Grantor to Lenders, in a form which may be recorded with the United States Patent and Trademark Office against all existing and future applications to register and registrations of the Trademarks; and

         WHEREAS, the Grantor has mortgaged, pledged and granted to the Grantee (ratably for the benefit of the Lenders) a lien on and security interest in all right, title and interest of the Grantor in, to and under all of the Trademarks, Copyrights, Patents and Licenses, together with any reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and all products and proceeds thereof, and the goodwill of the business in connection therewith including, without limitation, any and all causes of action which may exist by reason of infringement thereof for the full term of the Trademarks, Copyrights, Patents and Licenses.

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, to secure all of Grantor's obligations to the Grantee and the Lenders, the Grantor does hereby mortgage, pledge and grant to the Grantee (ratably for the benefit of the Lenders) a lien on and security interest in all of the Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter arising or acquired:

         i. each Trademark, each registration of the Trademarks and each application for registration of Trademarks owned by the Grantor, including, without limitation, each Trademark referred to in SCHEDULE 1 hereto;

         ii. each Copyright and application for registration of Copyrights owned by the Grantor, including, without limitation, each Copyright and Copyright application referred to in SCHEDULE 2 hereto;

         iii. each Patent and application for registration of Patents owned by the Grantor, including, without limitation, each Patent and Patent application referred to in SCHEDULE 3 hereto;

         iv. each interest in a License, including, without limitation, each License listed in SCHEDULE 4 hereto;

          v. all products and proceeds of the foregoing, including, without limitation, any claim by the Grantor against third parties for past, present or future infringement or breach of any Trademark, Copyright, Patent or License;

         vi. all unregistered Trademarks and Copyrights owned by the Grantor, each such Trademark set forth in SCHEDULE 1 hereto, and all future applications to register and registrations of the Trademarks;

         vii. the entire goodwill of the Grantor's business connected with the use of and symbolized by the Trademarks, Copyrights, Patents and Licenses; and

         viii. all trade styles, trade dress, copyrights and other intellectual property owned by Grantee and used in connection with the Trademarks.

                                      * * *

         THIS AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE

OF ILLINOIS. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, THE GRANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN CHICAGO, STATE OF ILLINOIS. EACH OF THE GRANTOR AND THE GRANTEE HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT. THE GRANTOR WAIVES ANY OBJECTION WHICH THE GRANTOR MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO ANY SUIT OR PROCEEDING INSTITUTED BY THE GRANTEE UNDER THIS AGREEMENT IN ANY STATE OR FEDERAL COURT LOCATED WITHIN CHICAGO, STATE OF ILLINOIS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE GRANTEE TO BRING ANY ACTION OR PROCEEDING AGAINST THE GRANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH HAS JURISDICTION OVER THE GRANTOR OR ITS PROPERTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS TO ADVANCE CREDIT TO THE GRANTOR.

                            [SIGNATURES ON NEXT PAGE]

                  IN WITNESS WHEREOF, the Grantor has caused this Grant of Security Interest to be executed and sealed in its corporate name by its duly authorized corporate officer as of the date first above written.

                     CYTOMEDIX, INC, a Delaware corporation


                               By: /s/ Christopher J. Caywood
                                  ----------------------------------------------
                                        Name:  Christopher J. Caywood
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

ILLINOIS
----------------  )
LAKE                             ) SS:
----------------  )

         The foregoing instrument was acknowledged before me this _____ day of __________________, 2000 by Christopher Caywood, as OFFICER of CYTOMEDIX, a
DEL corporation, on behalf of the corporation. He/she is personally known to me or has produced a driver's license as identification and did (did not) take an oath.

                               /s/ Patricia A. Micek
                              -------------------------------------------------
                              Print or Stamp Name: Patricia A. Micek
                              Notary Public,            at Large
                                            ------------
                              My Commission Expires: 3/3/01

                                              OFFICIAL SEAL
                                            PATRICIA A. MICEK
                                      NOTARY PUBLIC, STATE OF ILLINOIS
                                       MY COMMISSION EXPIRES: 03/03/01

                                                                      SCHEDULE 1

                          U.S. TRADEMARK REGISTRATIONS
                            AND PENDING APPLICATIONS


                           REGISTERED U.S. TRADEMARKS


MARK                           REG. NO.            DATE OF ISSUE
----                           --------            -------------


Autologous                     US 75/507,641        6/23/98  Issued 4/11/00
Autologous Platelet Gel        US 75/507,346        6/23/98
Autologous Platelet Jel        US 75/507,345        6/23/98
Autolo-Gel                     US 75/759,746        7/26/99
Autolo                         US 75/759,747        7/26/99
Cytomedix


                       PENDING U.S. TRADEMARK APPLICATIONS


MARK                          SERIAL NO.           FILING DATE
----                          ----------           -----------

                         FOREIGN TRADEMARK REGISTRATIONS
                            AND PENDING APPLICATIONS


                          REGISTERED FOREIGN TRADEMARKS


MARK                         REG. NO.                      DATE OF ISSUE
----                         --------                      -------------

                               Canada 512700                     7/07/99
                               Japan 2400316                     4/30/92
                               Sweden 220805                     2/01/99
                               US 1,596,010                      5/15/90


                     PENDING FOREIGN. TRADEMARK APPLICATIONS


MARK                           SERIAL NO.                    FILING DATE
----                           ----------                    -----------

                               Philippines App. No. 01601         2/16/99

                                                                      SCHEDULE 2

                    U.S. COPYRIGHTS, COPYRIGHT REGISTRATIONS
                            AND PENDING APPLICATIONS


                        NON-REGISTERED COPYRIGHTS CLAIMED


                           REGISTERED U.S. COPYRIGHTS


COPYRIGHT                     REG. NO.                      DATE OF ISSUE
---------                     --------                      -------------


                               PENDING U.S. COPYRIGHT APPLICATIONS

COPYRIGHT                     SERIAL NO.                    FILING DATE
---------                     ----------                    -----------

                                                                      SCHEDULE 3

                       U.S. PATENTS, PATENT REGISTRATIONS
                            AND PENDING APPLICATIONS


                             REGISTERED U.S. PATENTS


PATENT                                                    REG. NO.                         DATE OF ISSUE
------                                                    --------                         -------------
Improved Enriched Platelet Wound Healant                               PCT/US99/02981            2/13/99
Improved Enriched Platelet Wound Healant                               US Patent (to be assigned)7/19/00
                                                                        US 5470,831             11/28/95
                                                                        US 5,776,892             7/07/98
Wound Healing Agents                                                    US
Wound Healing Agents                                                    US
Wound Healing Agents                                                    US
Wound Healing Agents (Hair Growth)                                      US 4,957,742             9/18/90
Isolating Wound Capillary Endothelial Cells                             US
Wound Healing Agents                                                    US
Wound Healing Agents                                                    US
Wound Healing Agents                                                    US
Platelet Releasale for Efficacious Treatment of Tissue                  US
Virus Free Platelet Derivative & Method of Making Same                  US
Coating a  Prosthetic Surface w/ Mammalian Cells                        US
Method for Promoting Hair Growth                                        US 5,178,883             1/12/93
Coating a Prosthetic Surface w/ Mammalian Cells                         US
Coating a  Prosthetic Surface w/ Mammalian Cells                        US
Wound Healing Agents                                                    US
Method for Isolating Wound Capillary Endotheral Cells                   US
Platelet Releasale for Efficacious Treatment of Tissue                  US
Wound Healing Agents                                                    US
Wound Healing Agents                                                    US
Virus Free Platelet Derivative & Method of Making Same                  US
Method & Assay Improved Specific Binding Reactivity of a Polypeptide    US
Method & Assay Improved Specific Binding Reactivity of a Polypeptide    US


                        PENDING U.S. PATENT APPLICATIONS


PATENT                                                             SERIAL NO.             FILING DATE
------                                                             ----------             -----------

Platelet Releasale for Efficacious Treatment of Tissue          US 5,599,558                2/04/97

                      FOREIGN PATENTS, PATENT REGISTRATIONS
                            AND PENDING APPLICATIONS


                           REGISTERED FOREIGN PATENTS


PATENT                                                    REG. NO.                               DATE OF ISSUE
------                                                    --------                               -------------
Improved Enriched Platelet Wound Healant               Australia 53122/99                            2/29/00
Improved Enriched Platelet Wound Healant               Brazil (TBA)                                  1/31/00
Improved Enriched Platelet Wound Healant               Canada 2,301,794                              2/18/00
Improved Enriched Platelet Wound Healant               Japan 2000-555609                             1/31/00
Improved Enriched Platelet Wound Healant               Mexico 000009                                 1/03/00
Improved Enriched Platelet Wound Healant               Great Britain 00024257                        2/02/00
                                                       Austria E 164 167                             3/18/98
                                                       Belgium 0 563 329B                            3/18/98
                                                       Canada  2,098,921                     Filing Date 12/20/91
                                                       Switzerland 0 563 329B                        3/18/98
                                                       Germany 69129121                              3/18/98
                                                       Denmark 0 563 329B                            3/18/98
                                                       European 0 563 329B                           3/18/98
                                                       Spain 2117045                                 3/18/98
                                                       France 0 563 329B                             3/18/98
                                                       Great Britain 0 563 329B                      3/18/98
                                                       Italy 0 563 329B                              3/18/98
                                                       Korea 204,400                                 3/29/99
                                                       Netherlands 0 563 329B                        3/18/98
                                                       Sweden 0 563 329B                             3/18/98
                                                       WO PCT (US91/09813)                           12/20/91
                                                       Europe (Published) 94921322.7                 (6/17/94)
                                                       WO PCT (US94/06888)                           (6/17/94)
Wound Healing Agents                                   AR 235,349                                    8/31/87
Wound Healing Agents                                   CA 1,261,259                                  9/26/89
Wound Healing Agents                                   IE 57,894                                     5/05/98
Wound Healing Agents                                   IL 77,096                                     11/19/85
Wound Healing Agents                                   WO
Wound Healing Agents                                   AU 596,954
Wound Healing Agents                                   BR
Wound Healing Agents                                   DK 165,169                                    3/01/93
Wound Healing Agents                                   FI 85,219                                     3/25/92
Wound Healing Agents                                   HU
Wound Healing Agents                                   JP 1,986,949                                  11/08/95
Wound Healing Agents                                   NO 170,194                                    9/23/92
Wound Healing Agents                                   RU
Wound Healing Agents                                   AT 202,298                                    7/15/92
Wound Healing Agents                                   BE 202,298                                    7/15/92
Wound Healing Agents                                   CH 202,298                                    7/15/92
Wound Healing Agents                                   DE 202,298                                    7/15/92
Wound Healing Agents                                   EP 202,298                                    7/15/92
Wound Healing Agents                                   EP
Wound Healing Agents                                   FR 202,298                                    7/15/92
Wound Healing Agents                                   GB 202,298                                    7/15/92
Wound Healing Agents                                    IT 202,298                                   7/15/92
Wound Healing Agents                                    LU 202,298                                   7/15/92


Wound Healing Agents                                             NL 202,298                          7/15/92
Wound Healing Agents                                             SE 202,298                          7/15/92
Wound Healing Agents                                             AT
Wound Healing Agents                                             DE
Wound Healing Agents                                             GB 2,248,777
Wound Healing Agents                                             8,603,122
Wound Healing Agents                                             NL
Wound Healing Agents                                             SE
Wound Healing Agents                                             CH 310,686                          4/12/89
Wound Healing Agents (Hair Growth)                               AU
Wound Healing Agents (Hair Growth)                               CA
Wound Healing Agents (Hair Growth)                               EP
Wound Healing Agents (Hair Growth)                               JP
Wound Healing Agents (Hair Growth)                               WO
Isolating Wound Capillary Endothelial Cells                      WO
Platelet Releasale for Efficacious Treatment of Tissue           AU 659,405                          9/05/95
Platelet Releasale for Efficacious Treatment of Tissue           CA
Platelet Releasale for Efficacious Treatment of Tissue           DE 417,818                         11/29/95
Platelet Releasale for Efficacious Treatment of Tissue           EP 417,818                         11/29/95
Platelet Releasale for Efficacious Treatment of Tissue           FR 9,011,398                        6/16/95
Platelet Releasale for Efficacious Treatment of Tissue           FR 417,818                         11/29/95
Platelet Releasale for Efficacious Treatment of Tissue           GB 417,818                         11/29/95
Platelet Releasale for Efficacious Treatment of Tissue           IL
Platelet Releasale for Efficacious Treatment of Tissue           IT 417, 818                        11/29/95
Platelet Releasale for Efficacious Treatment of Tissue           JP
Platelet Releasale for Efficacious Treatment of Tissue           KR
Platelet Releasale for Efficacious Treatment of Tissue           NL 417,818                         11/29/95
Platelet Releasale for Efficacious Treatment of Tissue           NO
Platelet Releasale for Efficacious Treatment of Tissue           NZ 235,326                          9/20/93
Platelet Releasale for Efficacious Treatment of Tissue           WO
Platelet Releasale for Efficacious Treatment of Tissue           ZA 907, 276                         5/27/92
Virus Free Platelet Derivative                                   IL
Virus Free Platelet Derivative                                   NZ
Virus Free Platelet Derivative                                   WO
Virus Free Platelet Derivative                                   ZA 911,652                          3/25/92
Coating a  Prosthetic Surface w/ Mammalian Cells                 AU
Coating a  Prosthetic Surface w/ Mammalian Cells                 CA
Coating a  Prosthetic Surface w/ Mammalian Cells                 EP
Coating a  Prosthetic Surface w/ Mammalian Cells                 FI
Coating a  Prosthetic Surface w/ Mammalian Cells                 IL 97,896                           8/27/95
Coating a  Prosthetic Surface w/ Mammalian Cells                 NO
Coating a  Prosthetic Surface w/ Mammalian Cells                 NZ
Coating a  Prosthetic Surface w/ Mammalian Cells                 WO
Coating a  Prosthetic Surface w/ Mammalian Cells                 ZA 912,882                          1/29/92
Method & Assay Improved Specific Binding Reactivity              AU
Method & Assay Improved Specific Binding Reactivity              CA
Method & Assay Improved Specific Binding Reactivity              EP
Method & Assay Improved Specific Binding Reactivity              JP
Method & Assay Improved Specific Binding Reactivity              NZ
Method & Assay Improved Specific Binding Reactivity              WO

                       PENDING FOREIGN PATENT APPLICATIONS


PATENT                             SERIAL NO.                     FILING DATE
------                             ----------                     -----------

                      Canada (Pending) Appl. No. 2,165,418        6/17/94
                      Japan (Pending) Appl. No. 4-505279          12/20/91
                      Japan (Pending) Appl. No. 07-502990          6/17/94

                                                                      SCHEDULE 4

                    TRADEMARK, COPYRIGHT AND PATENT LICENSES

Trademark, Copyright and Patent Licenses with respect to which Grantor is a licensor:

---------------------------- ----------------------- -------------------------- -----------------------------
                                                                                Trademark, Copyright or
                                                                                Patent Registration OR
Grantor                      Licensee                Date of License            Serial Number
---------------------------- ----------------------- -------------------------- -----------------------------

---------------------------- ----------------------- -------------------------- -----------------------------

---------------------------- ----------------------- -------------------------- -----------------------------


Trademarks, Copyrights and Patents with respect to which Grantor is a licensee:


---------------------------- ----------------------- -------------------------- -----------------------------
                                                                                Trademark, Copyright or
                                                                                Patent Registration OR
Grantor                      Licensee                Date of License            Serial Number
---------------------------- ----------------------- -------------------------- -----------------------------

---------------------------- ----------------------- -------------------------- -----------------------------

---------------------------- ----------------------- -------------------------- -----------------------------